                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                          Date of Report June 2, 1995

                           HARKEN ENERGY CORPORATION

             (Exact name of registrant as specified in its charter)



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
        DELAWARE                          0-9207                         95-2841597
- --------------------------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
incorporation or organization)
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 5605 N. MacArthur Blvd, Suite 400, Irving, Texas,                   75038
- --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code                (214)753-6900
- --------------------------------------------------------------------------------


                                      N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if changed Since Last Report)

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Item 7.  (a.)    Financial Statements of Business Acquired

                 Audited financial statements of Search as of December 31, 1994 are included in the Search Annual Report on Form 10-K, as amended, and are incorporated herein by reference. Unaudited financial statements of Search as of March 31, 1995 are included in the Search Quarterly Report on Form 10-Q, and are incorporated herein by reference.

         (b.)    Pro Forma Financial Information

                 Unaudited pro forma financial information of Harken as of December 31, 1994 reflecting the Merger are included in Harken's Annual Report on Form 10-K, and is incorporated herein by reference. Pro forma financial information of Harken as of March 31, 1995 is included below.

                 The following unaudited pro forma combined condensed financial statements give effect to the above mentioned merger transaction, as well as the May 12, 1995 Note Purchase Agreement which Harken entered into with several European institutions and investors in the amount of $15,000,000 establishing a credit facility to support Harken's future oil and gas reserve acquisitions, exploration and development. The pro forma combined condensed balance sheet gives effect to the transactions as if both had been consummated as of March 31, 1995. The pro forma combined condensed statement of operations for the three months ended March 31, 1995 gives effect to the transactions as if both had been consummated at the beginning of the period.

                 The pro forma data is presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated at the dates indicated, nor are they indicative of future financial position or operating results.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1995
                                  (UNAUDITED)

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
                                                  Harken          Search           Pro Forma
                                                  Actual          Actual          Adjustments     Pro Forma
                                                  ------          ------          -----------     ---------
Current Assets                                $     6,602     $        523        $(2)  2,600     $    9,725

Property and Equipment, net                        21,019            2,482         (1)    780         24,281

Investments in Former Subsidiaries                  1,219               --                  --         1,219

Notes Receivable from Related Parties,
   including interest                                 474               --                  --           474

Restricted Cash                                        --               --         (2) 10,650         10,650

Other Assets                                          318               --         (1)   (52)          2,016
                                                                                   (2)  1,750
                                              -----------     ------------        -----------     ----------
  Total Assets                                $    29,632     $      3,005        $    15,728     $   48,365
                                              ===========     ============        ===========     ==========

Current Liabilities                           $     4,983     $        172        $(1)    148     $    5,303

Long-Term Debt                                         --              697         (1)  (332)         15,365
                                                                                   (2) 15,000
Redeemable Preferred Stock                          1,868              575         (1)  (575)          1,868

Stockholders' Equity                               22,781            1,561         (1)  1,487         25,829
                                              -----------     ------------        -----------     ----------
  Total Liabilities & Stockholders' Equity    $    29,632     $      3,005        $    15,728     $   48,365
                                              ===========     ============        ===========     ==========
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PRO FORMA ADJUSTMENTS-PRO FORMA COMBINED CONDENSED BALANCE SHEET-

(1) Pro forma entry to record the acquisition of Search at March 31, 1995 in exchange for Harken common stock. Purchase price was calculated using the market value, discounted by 10%, of the actual number of shares of Harken common stock issued according to the Merger Agreement. Such purchase price results in a total investment in Search of approximately $3,248,000, which includes approximately $200,000 of estimated transaction costs.

(2) Pro forma entry to record the May 12, 1995 Note Purchase Agreement establishing a $15,000,000 8% senior convertible note facility. Total proceeds of $13,250,000 are net of approximately $1,750,000 of commissions and issuance costs, and are restricted in a segregated cash account, available only to the extent that the paying and conversion agent is presented with evidence of sufficient collateral held by Harken. Proceeds that are available are classified as a current asset.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)


                                                          Harken       Search        Pro Forma
                                                          Actual       Actual       Adjustments     Pro Forma
                                                          ------       ------       -----------     ---------
Oil and gas revenue                                    $     1,173    $       88    $              $    1,261
Other revenues                                                 426            --    (3)     166           592
                                                       -----------    ----------    -----------    ----------
                                                             1,599            88            166         1,853
                                                       -----------     ---------    -----------    ----------
Oil and gas operating expenses                                 422            32                          454
General and administrative expenses                            774            98                          872
Depreciation and amortization                                  531            18    (1)      78           627
Interest and other                                              11            --    (2)      11           322
                                                                                    (3)     300
                                                       -----------    ----------    -----------    ----------
                                                             1,738           148            389         2,275
                                                       -----------    ----------    -----------    ----------
Income tax expense                                              --            --             --            --
                                                       -----------    ----------    -----------    ----------
Income (loss) from continuing operations               $     (139)    $     (60)    $     (223)    $    (422)
                                                       ===========    ==========    ===========    ==========

Net loss per share from continuing
 operations attributable to common stock               $    (0.00)                                 $   (0.01)
                                                       ===========                                 ==========

Weighted Average Shares Outstanding                     60,642,853                                 62,810,542
                                                       ===========                                 ==========
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PRO FORMA ADJUSTMENTS-PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS-

(1) Pro forma entry to adjust actual depreciation and depletion expense on oil and gas properties for Search to the depreciation and depletion calculated on a consolidated basis.

(2) Pro forma entry to reflect the interest expense on the notes payable issued in the roll-up of Search's managed limited partnerships.

(3) Pro forma entry to reflect interest income earned on restricted cash, as well as interest expense incurred on the $15,000,000 8% senior convertible note facility.

         (c.)     Exhibits.
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
                  Exhibit
                  Number                            Description
                  -------                           -----------
                  2.1      Amended and Restated Agreement and Plan of Merger among Harken
                           Energy Corporation, Search Acquisition Corp. and Search
                           Exploration, Inc. dated as of November 8, 1994 and as amended on March 27, 1995 (incorporated by reference as Exhibit 2.1 to
                           Harken's Registration Statement on Form S-4 (File No. 33-58265)).

                  10.1     Form of Harken Warrant (incorporated by reference as Exhibit
                           10.2 of Harken's Registration Statement on Form S-4 (File No.
                           33-58265)).

                  23.1     Consent of Hein & Associates LLP

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         Harken Energy Corporation
                                   ------------------------------------
                                              (Registrant)




Date:    August 3, 1995                     /s/ Bruce N. Huff
     ----------------------        ------------------------------------
                                   Bruce N. Huff, Senior Vice President
                                       and Chief Financial Officer
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                              INDEX TO EXHIBITS



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
                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
NUMBER              DESCRIPTION                                                  PAGE
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

 23.1      Consent of Hein + Associates LLP.

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